UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2022

Eagle Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36306	20-8179278
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

50 Tice Boulevard, Suite 315 Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 326-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	EGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on March 28, 2022, Eagle Pharmaceuticals, Inc. (the “Company”) and Acacia Pharma Group plc, a public company organized under the laws of England and Wales (“Acacia Pharma”), issued an announcement disclosing the agreed terms of a proposed cash and share offer by the Company for the entire issued and to be issued share capital of Acacia Pharma to be effected by means of a court sanctioned scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Acquisition”). The Acquisition was subject to closing conditions and certain further terms, including, among others (i) the approval of the Scheme by a majority in number of Acacia Pharma’s shareholders present and voting (and entitled to vote) at the meeting(s) of Acacia Pharma’s shareholders to be convened by order of the High Court of Justice of England and Wales (the “Court”) pursuant to section 896 of the Companies Act (and any separate class meeting which may be required by the Court (or at any adjournment thereof)), either in person or by proxy, representing not less than 75 percent in value of the Acacia Pharma shares held by such shareholders (or the relevant class or classes thereof); (ii) the sanction of the Scheme by the Court; and (iii) the Scheme becoming effective no later than June 30, 2022.

As previously disclosed, in connection with the Acquisition, on April 27, 2022, Acacia Pharma published a Scheme Document (the “Scheme Document”) to Acacia Pharma shareholders relating to the Acquisition.

The Company is hereby reporting the closing of the Acquisition as of June 9, 2022, as contemplated by the Scheme Document.

Item 1.01	Entry into a Material Definitive Agreement.

Upon closing of the Acquisition, the Company guaranteed a term loan facility, dated as of January 10, 2020, by and between Acacia Pharma Limited (“APL”), a direct subsidiary of Acacia Pharma, and Cosmo Technologies Ltd. (the “Credit Facility”). The Credit Facility provides for up to €25 million in loans, all of which was drawn as of closing of the Acquisition. The Credit Facility has a maturity date of July 27, 2025 and is interest-only for 36 months following the initial draw down on July 27, 2020, after which the loan will be repayable in 24 monthly installments. The Credit Facility bears interest at 9% per annum, pursuant to the terms of an amendment agreement to the Credit Facility entered into on June 9, 2022. The guarantee provides that the Company shall guarantee the punctual performance by APL of APL’s obligations pursuant to the terms of the Credit Facility (as amended) and that the Company will immediately on demand pay any amount owed by APL under the Credit Facility (as amended) as if the Company was the principal obligor in the event that such amount is not paid by APL.

In addition to the above, the Credit Facility contains, among other things, covenants, representations and warranties, payment defaults, representation and warrant defaults, covenant defaults, cross default to material indebtedness, bankruptcy and insolvency defaults, material judgment defaults, defaults for failing to comply with certain sub-license agreements with Cosmo Technologies Ltd., and a default related to APL ceasing to do business. The occurrence of an event of default could result in termination of the Credit Facility and the acceleration of the obligations under the Credit Facility. The covenants include limitations on other indebtedness, liens, sales of assets and mergers and acquisitions.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Pursuant to the terms of the Scheme Document, on June 9, 2022, in connection with the consummation of the Acquisition (the “Closing”) each Acacia Pharma shareholder became entitled to receive €0.68 in cash and 0.0049 shares of common stock of the Company (the “Share Consideration”) for each Acacia Pharma share held by such shareholder. In connection with settlement of the cash consideration and Share Consideration to the Acacia Pharma shareholders, the Company will: (i) pay approximately €71,615,407 in cash on hand and (ii) issue 516,024 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), in each case upon the terms and subject to the conditions of the Scheme Document. Settlement of the cash consideration and the Share Consideration is expected to be completed by June 23, 2022.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is hereby incorporated by reference in its entirety into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information under Item 2.01 of this Current Report on Form 8-K with respect to the Share Consideration to be issued pursuant to the Acquisition is incorporated herein by reference. The shares of the Company’s Common Stock to be issued as Share Consideration will be issued to Acacia shareholders in reliance on the exemption from registration provided by Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01	Regulation FD Disclosure.

On June 9, 2022, Acacia Pharma and the Company announced that the Court had sanctioned the Scheme and, accordingly, the Scheme had become effective upon the court’s order being delivered to the registrar of companies, which took place on June 9, 2022. A copy of the press release (the “Joint Release”) is attached as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on June 9, 2022, the Company issued an additional press release (the “Company’s Press Release”) announcing that the Scheme became effective and the Acquisition was completed following the sanction of the Scheme by the High Court of Justice in England and Wales.

On June 9, 2022, the Company released an investor presentation relating to the Company’s business, prospects and updates, including the Acquisition as well as the Company’s products and product candidates. The Company will refer to the presentation during its previously announced presentation at the William Blair 42nd Annual Growth Stock Conference taking place on June 9, 2022, at 9:40am ET, which is accessible via webcast as set forth in the Company’s press release issued on May 26, 2022 and on the Company’s website at https://investor.eagleus.com/, and the investor presentation may be used from time to time in meetings with investors.

Copies of the full text of the Joint Press Release, the Company’s Press Release and investor presentation referenced above are filed as Exhibit 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference. The information contained in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, is being “furnished” and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section or Sections 11 and 12 (a) (2) of the Securities Act. The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements of the acquired business required by this item have not been filed on this Report but will be filed by amendment not later than 71 calendar days after the date that this Report was required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item has not been filed on this Report but will be filed by amendment not later than 71 calendar days after the date that this Report was required to be filed.

(d) Exhibits

See Exhibit Index attached hereto.

Forward-Looking Statements

This Current Report contains forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws. Forward-looking statements are statements that are not historical facts. Words and phrases such as “anticipated,” “forward,” “will,” “would,” “may,” “remain,” “potential,” “prepare,” “expected,” “believe,” “plan,” “near future,” “belief,” “guidance,” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding future events such as: statements regarding the timing of the settlement of the Acquisition; satisfaction of terms and conditions of the loan agreement entered to which a subsidiary of Acacia Pharma is a party and the Company is a guarantor; the estimated addressable market size and estimated sales figures for BARHEMSYS, BYFAVO, Landiolol and other products or product candidates; potential future royalty and milestone revenue, including for Treakisym; the Company’s marketing, product development, partnering and growth strategy, including relating to the commercialization of BARHEMSYS and BYFAVO and the ability of Eagle to expand the application of BARHEMSYS and BYFAVO; the timing, scope or likelihood and timing of regulatory filings and approvals from the FDA for the Company’s product candidates, including Landiolol; the ability of BARHEMSYS, BYFAVO, Landiolol and other products and product candidates to address unmet clinical needs; the potential market opportunity for Eagle’s products or product candidates, including for BARHEMSYS, BYFAVO and Landiolol; expectations regarding expansion of the Company’s product portfolio, including potential acquisitions of oncology or other assets; the ability of the Company’s executive team to execute on the Company’s strategy and build stockholder value; expectations regarding the Company’s future growth; and the ability of the Company’s product candidates to deliver value to stockholders. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the Company’s control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Such risks and uncertainties include, but are not limited to: the risk that the anticipated benefits of the Company’s recently completed transaction with Acacia Pharma Group are not realized; the impacts of the COVID-19 pandemic and geopolitical events such as the conflict in Ukraine, including disruption or impact in the sales of the Company’s marketed products, interruptions or other adverse effects to clinical trials, delays in regulatory review, manufacturing and supply chain interruptions, adverse effects on healthcare systems, disruption in the operations of the Company’s third party partners and disruption of the global economy, and the overall impact of the COVID-19 pandemic or other events on the Company’s business, financial condition and results of operations; whether the Company will incur unforeseen expenses or liabilities or other market factors; whether the Company will successfully implement its development plan for its product candidates; delay in or failure to obtain regulatory approval of the Company’s or its partners’ product candidates; whether the Company can successfully market and commercialize its products or product candidates; the success of the Company’s relationships with its partners; the availability and pricing of third party sourced products and materials; the outcome of litigation involving any of its products or that may have an impact on any of the Company’s products; successful compliance with the FDA and other governmental regulations applicable to product approvals, manufacturing facilities, products and/or businesses; general economic conditions, including the potential adverse effects of public health issues, including the COVID-19 pandemic and geopolitical events, on economic activity and the performance of the financial markets generally; the strength and enforceability of the Company’s intellectual property rights or the rights of third parties; competition from other pharmaceutical and biotechnology companies and the potential for competition from generic entrants into the market; the risks inherent in the early stages of drug development and in conducting clinical trials; and factors in addition to the foregoing that may impact the Company’s financial projects and guidance, including among other things, any potential business development transactions, acquisitions, restructurings or legal settlements, in addition to any unanticipated factors, that may cause the Company’s actual results and outcomes to materially differ from its projections and guidance; and those risks and uncertainties identified in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 8, 2022, as updated by Eagle’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, filed with the SEC on May 9, 2022, and its other subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements contained in this Current Report speak only as of the date on which they were made. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Joint Press Release, dated June 9, 2022.
99.2	Company’s Press Release, dated June 9, 2022.
99.3	Investor Presentation, dated June 9, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2022	EAGLE PHARMACEUTICALS, INC.

	By:	/s/ Scott Tarriff
Scott Tarriff
Chief Executive Officer